UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6014

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	05/31/07

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
23	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Connecticut
Municipal Money Market Fund, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Connecticut Municipal Money Market Fund, Inc., covering the six-month period from December 1, 2006, through May 31, 2007.

The U.S. economy continued to moderate during the reporting period as cooling housing markets took their toll on consumer and business spending. Labor markets, however, remained quite strong, and key measures of inflation have stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Our economists believe that the anemic rate of U.S. economic growth recorded in the first quarter of 2007 should be the weakest reading of the current midcycle slowdown, and economic growth is likely to recover eventually to a near-trend pace.

The likely implications of our economic outlook include a long pause in Fed policy, a modest drop in 10-year Treasury bond yields (and consequent rise in price) and, in the absence of an as-yet unforeseen event, persistently tight yield spreads along the money market spectrum. We expect these developments to produce both challenges and opportunities for fixed-income investors.As always, your financial advisor can help you position your investments for these trends.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2006, through May 31, 2007, as provided by Bill Vasiliou, Portfolio Manager

Market and Fund Performance Overview

Money market yields remained relatively stable over the reporting period in an environment characterized by slowing economic growth, persistent inflationary pressures and no change in monetary policy by the Federal Reserve Board (the “Fed”).

For the six-month period ended May 31, 2007, the fund produced an annualized yield of 3.01% .Taking into account the effects of compounding, the fund also produced an annualized effective yield of 3.05% .1

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and Connecticut state personal income taxes.The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In managing the fund,we normally employ two primary strategies.First, we attempt to add value by constructing a portfolio of high-quality municipal money market instruments that provide income exempt from federal and Connecticut state personal income taxes. Second, we actively manage the fund’s weighted average maturity based on our anticipation of interest-rate trends and supply-and-demand changes in Connecticut’s short-term municipal marketplace while anticipating the liquidity needs of the fund.

For example, if we expect an increase in short-term supply, we may reduce the fund’s weighted average maturity, which should better position the fund to purchase new securities with higher yields, if higher yields materialize.Yields tend to rise when there is an increase in new-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may lengthen the fund’s weighted average maturity if purchased. If we anticipate limited new-issue supply, we may extend the fund’s weighted average maturity to maintain prevailing yields for as long as we deem appropriate.At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends, liquidity needs and future supply-and-demand considerations.

Steady Fed Policy Has Supported Tax-Exempt Yields

After sixteen consecutive increases in short-term interest rates between June 2004 and June 2006, the Fed continued to maintain its target for the overnight federal funds rate at 5.25% throughout the reporting period. The Fed’s sustained pause reflected its desire to monitor the effects of its previous rate hikes on the economy and inflation before taking further action.With the Fed on hold, yields of tax-exempt money market instruments remained in a relatively tight trading range.

In the meantime, U.S. economic growth continued to moderate as housing markets softened. In the first quarter of 2007, the U.S. economy grew at an estimated annual rate of just 0.6%, its slowest pace in several years. Yet, inflation remained stubbornly above the Fed’s comfort zone, as a robust labor market put upward pressure on wages and rising food and energy costs pushed prices higher. In this environment of mixed economic data, investor sentiment shifted relatively frequently between a belief that the Fed was likely to begin reducing interest rates to avoid recession and expectations that the Fed would remain on the sidelines longer than expected to wring inflationary pressures out of the economy.

Despite the economic slowdown, Connecticut’s tax revenues rose during the reporting period, reflecting improved job growth and the state’s high income and wealth levels compared to many other states. As a result, budget reserves have been growing and the state’s credit rating has been stable.

Supply-and-Demand Forces Boosted Short-Term Yields

As short-term interest rates stabilized, tax-exempt money market yields traded within a relatively narrow range. However, at times during the

4

reporting period, variable rate demand notes (“VRDNs”), on which yields are reset daily or weekly, provided higher yields than longer-term money market instruments. This relatively unusual phenomenon, known as an “inverted yield curve,” was primarily the result of supply-and-demand forces.

The narrow yield spreads resulted from strong investor demand and limited new-issue supply. It therefore made little sense for the fund to invest in one-year municipal notes. Instead, we focused primarily on tax-exempt variable-rate demand notes. We complemented the fund’s floating rate holdings with tax-exempt commercial paper, municipal notes and seasoned municipal bonds with maturities between three and nine months. This strategy produced a slightly longer-than-average weighted average maturity as well as a “laddered” portfolio, in which maturities are staggered to protect the fund’s yield while ensuring that cash remains available for redemptions and new investments.

Fund Remains Positioned for an Unchanged Fed Policy

After its meeting in May 2007, the Fed commented that its “predominant policy concern remains the risk that inflation will fail to moderate as expected.” These remarks, together with mixed economic and inflation data, suggest to us that the Fed is unlikely to adjust short-term interest rates anytime soon.We therefore intend to maintain the fund’s laddered strategy and slightly long weighted average maturity until we see evidence that the Fed is ready to alter its monetary policy one way or the other.

June 15, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund would have produced an annualized yield of 2.98% and an annualized effective yield of 3.02%.

The Fund 5

UNDERSTANDING YOUR FUND’ S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Connecticut Municipal Money Market Fund, Inc. from December 1, 2006 to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2007

Expenses paid per $1,000 †	$ 3.27
Ending value (after expenses)	$1,015.10

COMPARING YOUR FUND’ S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2007

Expenses paid per $1,000 †	$ 3.28
Ending value (after expenses)	$1,021.69

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
May 31, 2007 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—104.2%	Rate (%)	Date	Amount ($)	Value ($)

Connecticut—85.2%
ABN AMRO Munitops Certificates
Trust (Connecticut Health
and Educational Facilities
Authority, Trinity College
Issue) (Insured; MBIA and
Liquidity Facility; ABN-AMRO)	3.82	6/7/07	5,000,000 [a,b]	5,000,000
Beacon Falls,
BAN	4.00	7/26/07	1,000,000	1,000,721
Bethel,
GO Notes, BAN	4.50	7/31/07	2,223,000	2,225,682
Bridgeport,
GO Notes, Refunding
(Insured; AMBAC)	6.50	9/1/07	1,000,000	1,007,049
Bristol,
GO Notes	4.50	7/15/07	560,000	560,639
Connecticut,
Clean Water Fund Revenue	5.80	10/1/07	700,000	705,241
Connecticut,
GO Notes	5.00	12/1/07	1,000,000	1,006,338
Connecticut,
GO Notes	5.00	12/15/07	200,000	201,467
Connecticut,
GO Notes	5.00	6/15/08	130,000	131,541
Connecticut,
GO Notes, Refunding	4.25	6/15/07	395,000	395,104
Connecticut,
GO Notes, Refunding
(Insured; FSA)	5.00	8/1/07	100,000	100,199
Connecticut,
GO Notes (Liquidity Facility;
Morgan Stanley Bank)	3.80	6/7/07	2,000,000 [a,b]	2,000,000
Connecticut,
GO Notes (Putters Program)
(Insured; FGIC and Liquidity
Facility; PB Capital Finance Inc.)	3.79	6/7/07	12,660,000 [a,b]	12,660,000
Connecticut,
Second Lien Special Tax
Obligation (Transportation
Infrastructure Purposes)
(Insured; FGIC and Liquidity
Facility; Dexia Credit Locale)	3.80	6/7/07	5,315,000 [a]	5,315,000

T h e F u n d 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut,
Special Tax Obligation
(Transportation
Infrastructure Purposes)	5.20	9/1/07	190,000	190,737
Connecticut,
Special Tax Obligation,
Refunding (Transportation
Infrastruture Purposes)
(Insured; AMBAC and Liquidity
Facility; Westdeutsche Landesbank)	3.80	6/7/07	7,880,000 [a]	7,880,000
Connecticut Development Authority,
Airport Hotel Revenue, Refunding
(Bradley Airport Hotel Project)
(LOC; TD Banknorth, N.A.)	3.79	6/7/07	3,345,000 [a]	3,345,000
Connecticut Development Authority,
IDR (Imperial Electric
Assembly Project)
(LOC; Wachovia Bank)	3.90	6/7/07	1,270,000 [a]	1,270,000
Connecticut Development Authority,
IDR (Lapham-Hickey Steel
Corporation Project)
(LOC; Bank of Montreal)	3.80	6/7/07	4,995,000 [a]	4,995,000
Connecticut Development Authority,
Solid Waste Disposal Facility
Revenue (Rand-Whitney
Containerboard Limited
Partnership Project)
(LOC; Bank of Montreal)	3.79	6/7/07	7,945,000 [a]	7,945,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Eagle Hill School Issue)
(LOC; The Bank of New York)	3.81	6/7/07	5,880,000 [a]	5,880,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Eastern Connecticut
Health Network Issue)
(LOC; Comerica Bank)	3.95	6/7/07	300,000 [a]	300,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Greenwich Family YMCA Issue)
(LOC; The Bank of New York)	3.81	6/7/07	5,000,000 [a]	5,000,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(Middlesex Hospital Issue)
(LOC; Wachovia Bank)	3.78	6/7/07	125,000 [a]	125,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Sacred Heart University
Issue) (LOC; Bank of America)	3.78	6/7/07	6,485,000 [a]	6,485,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Saint Francis Hospital and
Medical Center Issue)
(Insured; FGIC and Liquidity
Facility; Morgan Stanley Bank)	3.87	6/7/07	1,150,000 [a,b]	1,150,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Taft School Issue)
(LOC; Wachovia Bank)	3.80	6/7/07	5,655,000 [a]	5,655,000
Connecticut Housing Finance
Authority, Revenue (GIC;
Rabobank Nederland and
Liquidity Facility; Merrill Lynch)	3.81	6/7/07	115,000 [a,b]	115,000
Connecticut Housing Finance
Authority, Revenue (Liquidity
Facility; Citibank NA)	3.84	6/7/07	6,410,000 [a,b]	6,410,000
Connecticut Housing Finance
Authority, Revenue (Liquidity
Facility; FHLMC)	3.85	6/7/07	8,078,000 [a]	8,078,000
Danbury,
GO Notes, BAN	4.50	8/3/07	1,000,000	1,001,298
Hamden,
GO Notes, BAN	4.00	7/27/07	4,675,000	4,677,716
Ledyard,
GO Notes, BAN	4.00	7/16/07	2,000,000	2,001,178
Milford,
GO Notes, BAN	4.00	11/2/07	1,000,000	1,001,912
New Britain,
GO Notes (Insured; AMBAC and
Liquidity Facility; Bank of
Nova Scotia)	3.78	6/7/07	2,855,000 [a]	2,855,000

T h e F u n d 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
New Britain,
GO Notes, BAN	4.25	4/4/08	4,000,000	4,023,054
New Haven,
CP (LOC; Landesbank
Hessen-Thuringen Girozentrale)	3.72	6/12/07	1,200,000	1,200,000
Newtown,
GO Notes (Insured; FSA)	4.50	6/15/07	475,000	475,169
Northeast Tax Exempt Bond
Grantor Trust, Revenue
(LOC; Bank of America)	3.91	6/7/07	3,413,000 [a,b]	3,413,000
Old Lyme,
GO Notes, BAN	3.75	2/1/08	1,000,000	1,000,968
Plainfield,
GO Notes, BAN	4.00	7/9/07	2,000,000	2,000,630
Redding,
GO Notes, BAN	3.88	7/31/07	2,160,000	2,161,306
Regional School District Number
Five, GO Notes, BAN	4.25	11/28/07	1,000,000	1,003,476
Regional School District Number
Ten, GO Notes, BAN	4.50	8/13/07	1,295,000	1,297,046
Shelton Housing Authority,
Revenue (Crosby Commons
Project) (LOC; Wachovia Bank)	3.85	6/7/07	1,520,000 [a]	1,520,000
Suffield,
GO Notes (Insured; MBIA)	4.00	6/15/07	100,000	100,006
Windham,
GO Notes, Refunding
(Insured; MBIA)	5.00	6/15/07	150,000	150,064
U.S. Related—19.0%
Puerto Rico Aqueduct and Sewer
Authority, Revenue (Liquidity
Facility; Citibank NA and
LOC; Citibank NA)	3.84	6/7/07	7,000,000 [a,b]	7,000,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Commonwealth,
TRAN (LOC: Banco Bilboa Vizcaya,
Banco Santander, Bank of Nova
Scotia, BNP Paribas, Dexia
Credit Locale and Fortis Bank)	4.50	7/30/07	10,000,000	10,011,596
Puerto Rico Government Development
Bank, Senior Notes (Liquidity
Facility; Merrill Lynch
Capital Services and LOC;
Merrill Lynch)	3.84	6/7/07	10,740,000 [a,b]	10,740,000
Puerto Rico Public Buildings
Authority, Revenue, Refunding
(Insured; FSA)	5.50	7/1/07	200,000	200,316
Puerto Rico Public Finance
Corporation, Revenue
(Commonwealth Appropriation)
(Insured; AMBAC)	5.00	6/1/07	300,000	300,000

Total Investments (cost $155,266,453)			104.2%	155,266,453

Liabilities, Less Cash and Receivables			(4.2%)	(6,243,451)

Net Assets			100.0%	149,023,002

[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, these securities amounted to $48,488,000 or 32.5% of net assets.

T h e F u n d 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

12

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

F1+,F1	VMIG1,MIG1,P1	SP1+,SP1,A1+,A1	83.7
AAA,AA,A [c]	Aaa,Aa,A [c]	AAA,AA,A [c]	5.4
Not Rated [d]	Not Rated [d]	Not Rated [d]	10.9
			100.0

†	Based on total investments.
[c]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	155,266,453	155,266,453
Interest receivable		1,351,159
Prepaid expenses		17,829
		156,635,441

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		62,377
Cash overdraft due to custodian		2,686,187
Payable for investment securities purchased		4,802,075
Payable for shares of Common Stock redeemed		6,509
Accrued expenses		55,291
		7,612,439

Net Assets ($)		149,023,002

Composition of Net Assets ($):
Paid-in capital		149,023,002

Net Assets ($)		149,023,002

Shares Outstanding
(1 billion shares of $.001 par value Common Stock authorized)		149,034,445
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

14

STATEMENT	OF	OPERATIONS
Six Months Ended	May 31,	2007 (Unaudited)

Investment Income ($):
Interest Income			2,719,438
Expenses:
Management fee—Note 2(a)			371,171
Shareholder servicing costs—Note 2(b)			57,270
Professional fees			31,311
Custodian fees			12,633
Registration fees			10,423
Prospectus and shareholders’ reports			5,810
Directors’ fees and expenses—Note 2(c)			5,319
Miscellaneous			11,819
Total Expenses			505,756
Less—reduction in management fee
due to undertaking—Note 2(a)			(23,585)
Net Expenses			482,171
Investment Income—Net, representing net
increase in net assets resulting from operations			2,237,267

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2007	Year Ended
	(Unaudited)	November 30, 2006

Operations ($):
Investment income—net	2,237,267	3,764,000
Net realized gain (loss) on investments	—	14,359
Net unrealized appreciation
(depreciation) on investments	—	(819)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,237,267	3,777,540

Dividends to Shareholders from ($):
Investment income—net	(2,237,267)	(3,764,000)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	143,845,620	281,580,542
Dividends reinvested	2,184,228	3,709,687
Cost of shares redeemed	(134,778,921)	(296,949,020)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	11,250,927	(11,658,791)
Total Increase (Decrease) in Net Assets	11,250,927	(11,645,251)

Net Assets ($):
Beginning of Period	137,772,075	149,417,326
End of Period	149,023,002	137,772,075

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

			Two Months
Six Months Ended		Year Ended	Ended
	May 31, 2007	November 30,	November 30,		Year Ended September 30,

	(Unaudited)	2006	2005[a]	2005	2004	2003	2002

Per Share Data ($):
Net asset value
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.015	.027	.003	.014	.005	.006	.10
Distributions:
Dividends from investment
income—net	(.015)	(.027)	(.003)	(.014)	(.005)	(.006)	(0.10)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.03[b]	2.73	2.09[b]	1.44	.47	.57	.99

Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.68[b]	.68	.72[b]	.67	.64	.65	.65
Ratio of net expenses
to average net assets	.65[b]	.65	.65[b]	.65	.63	.64	.64
Ratio of net investment
income to average
net assets	3.01[b]	2.70	2.09[b]	1.44	.47	.58	1.00

Net Assets, end of period
($ X 1,000)	149,023	137,772	149,417	156,172	146,056	160,715	197,363

[a]	The fund has changed its fiscal year end from September 30 to November 30.
[b]	Annualized.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, the Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge. Effective June 30, 2007, the Distributor will be known as MBSC Securities Corporation.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

18

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2006 were all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At May 31,2007,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

20

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from December 1, 2006 through May 31, 2007 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .65% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $23,585 during the period ended May 31, 2007.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2007, the fund was charged $36,112 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2007, the fund was charged $13,848 pursuant to the transfer agency agreement.

During the period ended May 31, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $63,460 chief compliance officer fees $3,748 and transfer agency per account fees $4,600, which are offset against an expense reimbursement currently in effect in the amount of $9,431.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

22

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 8, 2007, the Board considered the re-approval of the fund’s Management Agreement through November 30, 2007, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities, as well as the Manager’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of February 28, 2007.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual and actual management fees were at and slightly higher than the respective Expense Group medians. The Board also noted that the fund’s total expense ratio was lower than the Expense Group and Expense Universe medians.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended February 28, 2007, and placed significant emphasis on comparisons of total return performance among the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also was selected by Lipper.The Board noted that the fund achieved first or second quintile total return rankings (the first quintile reflecting the highest performance ranking group) in its Performance Group and Performance Universe for each reported time period up to 10 years.

Representatives of the Manager noted that there were no similarly managed mutual funds, institutional separate accounts, or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies and, as to mutual funds only, reported in the same Lipper category, as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm

24

regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund share-holders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

26

N O T E S

Ticker Symbol: DRCXX

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	July 23, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)